SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 17, 2000
                               GARTNER GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)






           DELAWARE                      1-14443                 04-3099750
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



                              Post Office Box 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06904-2212
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (203) 316-1111


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ITEM 5. OTHER EVENTS

On April 17, 2000, Gartner Group, Inc. ("Gartner") issued and sold an aggregate of $300 million principal amount of its unsecured 6% Convertible Junior Subordinated Promissory Notes due April 17, 2005 (the "Notes") to Silver Lake Partners, L.P. and certain of Silver Lake Partners, L.P.'s affiliates. The Notes mature five years from the date of their issuance. After the third anniversary of issuance, the principal amount of each Note plus all accrued interest may, at the election of the holder, be converted into fully paid and nonassessable shares of Gartner's Group Class A Common Stock, par value $.0005 per share, subject to Gartner's right, under certain circumstances, to redeem the Notes for cash in an amount equal to the unpaid principal amount of the Notes plus accrued interest. The initial conversion price for the Notes is $15.87.

Gartner intends to use the proceeds from the sale of the Notes to prepay a portion of the debt outstanding under its $500 million working capital facility and to provide working capital to Gartner and its subsidiaries.

On April 14, 2000, Roger B. McNamee, co-founder and general partner of Integral Capital Partners, and Glenn H. Hutchins, co-founder of Silver Lake Partners, L.P., were appointed to the Gartner's board of directors to fill two vacancies resulting from the resignations of John P. Imlay, Chairman, Imlay Investment Inc., and Charles B. McQuade, President and Chief Executive Officer of Securities Industry Automation Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     None

(b)  Pro forma financial information

     None

(c)  Exhibits

               10.1 Securities Purchase Agreement dated as of March 21, 2000 between Gartner Group, Inc., Silver Lake Partners, L.P., Silver Lake Technology Investors, L.L.C. and the other parties thereto.

               10.2    Amendment to the Securities Purchase
                       Agreement dated as of April 17, 2000
                       between Gartner Group, Inc., Silver Lake
                       Partners, L.P., Silver Lake Technology
                       Investors, L.L.C. and the other parties
                       thereto.

               10.3    Form of 6% Convertible Junior
                       Subordinated Promissory Note due April
                       17, 2005

               10.4.   Securityholders Agreement dated as of
                       April 17, 2000 among Gartner Group,
                       Inc., Silver Lake Partners, L.P. and the other parties thereto.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2000


                                       By:   /s/ Kenneth S. Siegel
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                                                 Kenneth S. Siegel
                                                 Executive Vice President
                                                 and General Counsel